Subsequent Events	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
23.	SUBSEQUENT EVENT S

a)
On January 30, 2023, the Company entered into an agreement with General Motors Holdings LLC., pursuant to which GM will make a
$650,000
equity investment in two tranches (the “Transaction”). The Company has agreed to use the proceeds from the Transaction for the development of Thacker Pass. On February 16, 2023, the first tranche of
$320,000
closed, following GM’s purchase of
 15,000

common shares of the Company at

$21.34
per share. GM is now Lithium Americas’ largest shareholder and offtake partner. Upon funding of the first investment tranche, an offtake agreement to supply GM with lithium carbonate production from Thacker Pass (the “Offtake Agreement”) and an investor rights agreement (the “Investor Rights Agreement”) were entered into with GM. The Company expects to close the second and final tranche following the Company’s contemplated separation of its U.S. and Argentine businesses in the second half of 2023 and the satisfaction of certain conditions precedent to closing including the condition that the Company secures sufficient funding to complete the development of Phase 1 for Thacker Pass. Financial advisory fees of approximately $24,000 will be payable upon completion of the GM investment tranches.

b)	On January 13, 2023, the Company paid interest of $2,264 due under its Convertible Notes.